                                                                   EXHIBIT 10.13

                     AMENDMENT TO AGREEMENT TO EXTEND OPTION

                  THIS AMENDMENT TO AGREEMENT TO EXTEND OPTION (this "Amendment") is made and entered into as of June 1, 1999, by and among PRIMIS, INC. (formerly Premier Appraisals, Inc.), a Georgia corporation ("Company"), CHRYSALIS VENTURES LIMITED PARTNERSHIP, a Kentucky limited partnership, CASSELBERRY PARTNERS, L.P., a Kentucky limited partnership, JG FUNDING, LLC, a Kentucky limited liability company, WINDCREST PARTNERS, a New York limited partnership, J. DAVID GRISSOM, an individual, RICHLAND VENTURES II, L.P., a Delaware limited partnership, REMINGTON INVESTMENTS STRATEGIES, L.P., a limited partnership, MOORE GLOBAL INVESTMENTS, LTD., a limited partnership, SOUTH ATLANTIC PRIVATE EQUITY FUND IV, LIMITED PARTNERSHIP, a Delaware limited partnership, and SOUTH ATLANTIC PRIVATE EQUITY FUND IV (Q.P.), LIMITED PARTNERSHIP, a Delaware limited partnership (the "Parties").

                                     RECITAL

                  WHEREAS the Parties entered into a AGREEMENT TO EXTEND OPTION (the "Agreement") dated as of December 17, 1998; and

                  WHEREAS the Parties now wish to amend certain defined terms of and a schedule to the Agreement.

                  NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements set forth herein and in the Agreement, and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the Parties hereto do hereby agree as follows:

1. DEFINITIONS. Each capitalized term used herein, unless otherwise expressly defined or redefined herein, shall have the meaning ascribed to it in the Agreement.

2. AMENDMENTS TO DEFINITIONS. The definitions of the following terms in Agreement are amended to read as follows:

    a. The term "Common Stock", including its use in defining the term "Option Shares", is amended to be Series A Convertible Preferred Stock, which shall have such preferences, limitations and rights as set forth in the Articles of Amendment attached hereto as EXHIBIT A.

    b.   The term "Option Purchase Price" is amended to be $4.00 per share.

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3.  AMENDMENTS TO SCHEDULES. Schedule 1 of the Agreement is amended and restated
    in its entirety as set forth on Schedule 1 to this Amendment and attached hereto.

4. HEADINGS. The headings used in this Amendment are included for ease of reference only and shall not be considered in the interpretation or construction of this Amendment.

5. AFFIRMATION OF AGREEMENT. Except as specifically amended hereby, the Agreement shall remain in full force and effect.

6. MULTIPLE COUNTERPARTS. This Amendment may be executed in several counterparts, each of which shall be deemed an original and all of which together constitute one and the same instrument.

                                  [END OF TEXT]

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                  IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Amendment as of the day and year first above written.

                                PRIMIS, INC.

                                By:____________________________________

                                Title:_________________________________


                                CHRYSALIS VENTURES LIMITED PARTNERSHIP

                                By: Chrysalis Ventures, LLC, its General Partner

                                By:____________________________________
                                      David A. Jones, Jr., Manager

                                CASSELBERRY PARTNERS, L.P.

                                By:____________________________________

                                Title:_________________________________

                                J.G. FUNDING, LLC

                                By:  Chrysalis Ventures, LLC, its Manager

                                By:____________________________________
                                     David A. Jones, Jr., Manager

                                _______________________________________
                                J. DAVID GRISSOM



                                WINDCREST PARTNERS

                                By:____________________________________
                                A General Partner

                                RICHLAND VENTURES II, L.P.

                                By:____________________________________
                                Its:___________________________________

                                SOUTH ATLANTIC PRIVATE EQUITY FUND IV,
                                LIMITED PARTNERSHIP

                                By:  South Atlantic Private Equity Partners,
                                     Limited Partnership, Its General Partner

                                By:____________________________________
                                Its:  General Partner

                                SOUTH ATLANTIC PRIVATE EQUITY FUND IV
                                (Q.P.), LIMITED PARTNERSHIP

                                By:  South Atlantic Private Equity Partners,
                                     Limited Partnership, Its General Partner

                                By:____________________________________
                                Its:  General Partner

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                                MOORE GLOBAL INVESTMENTS, LTD.

                                By:____________________________________
                                _________________ of Moore Capital
                                Management
                                Its:  Trading Advisor


                                REMINGTON INVESTMENTS STRATEGIES, L.P.

                                By:____________________________________
                                   _____________ of Moore Capital
                                   Advisors, LLC
                                Its:  General Partner

                                   SCHEDULE 1

                                Investor's Option


                                       Number of Shares of Series A     Total Purchase Price
               Investor                Convertible Preferred Stock       at $4.00 per share

J. David Grissom                                 125,000                    $  500,000
c/o Mayfair Capital
Suite 2510
400 West Market Street
Louisville, KY  40202

Windcrest Partners                                62,499                      249,996
49th Floor
122 East 42nd Street
New York, NY  10168-0130

Richland Ventures II, L.P.                       250,000                    $1,000,000
3100 West End Avenue
Suite 400
Nashville, TN  37203-1304

South Atlantic Private Equity                    104,999                       419,996
Fund IV
Limited Partnership
614 W. Bay Street, Suite 200
Tampa, FL   33606

South Atlantic Private Equity                    144,999                    $  579,996
Fund IV
(Q.P.), Limited Partnership
614 W. Bay Street, Suite 200
Tampa, FL  33606



Moore Global Investments,                        204,999                    $  819,996
Ltd.
c/o Citco Fund Services
(Bahamas), Ltd.
Bahamas Financial Center
Charlotte & Shirley Street
P.O. Box CB 13136
Nassau, Bahamas

Remington Investments                             45,000                    $  180,000
Strategies, L.P.
1251 Avenue of the Americas
New York, NY  10020

Casselberry Partners, L.P.                        30,858                    $  123,432
c/o Douglas F. Cobb
600 West Main Street
Louisville, KY  40202

J.G. Funding, LLC                                 28,392                    $  113,568
1850 National City Tower
101 South Fifth Street
Louisville, KY  40202

Chrysalis Ventures Limited                        78,249                    $  312,996
Partnership
1850 National City Tower
101 South Fifth Street
Louisville, KY  40202

Total                                          1,074,995                    $4,299,980


                                    EXHIBIT A

                              Articles of Amendment

                                        8